Investing In Chesapeake

April 2002

Chesapeake

This presentation includes forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Changes in the following important factors, among others, could cause Chesapeake's actual results to differ materially from those expressed in the forward-looking statements: competitive products and pricing; production costs (particularly for raw materials such as folding carton, corrugated box and display materials); fluctuations in demand; governmental policies and regulations affecting the environment; interest rates; currency translation movements; and other risks that are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission.

This presentation speaks only as of the date of this presentation and Chesapeake assumes no obligation to update the presentation. Users of the presentation are encouraged to review public disclosure by Chesapeake subsequent to the date of this presentation.

Investment Highlights

- Leading, value-added specialty packaging products company with a clear focus on the European markets
- Leader in attractive end-user markets: Pharmaceutical & Healthcare, Tobacco, Fine Spirits and Premium Confectionery
  - **Blue chip customer base**
  - **Attractive growth characteristics**
  - **Defensible market positions**
  - **Higher margins due to technical and design demands**
- Superior manufacturing and service capabilities with a Pan-European presence

Strategic Transformation

Chesapeake

Chesapeake - 1997	Chesapeake - 2001
• Commodity packaging / North American focus	• Specialty packaging / European focus
• Capital intensive and cyclical businesses	• Marketing intensive and stable businesses
• Mini-conglomerate	• Targeted markets
- Kraft Paperboard	- Highly differentiated
- Forest Products / Timber	- Defensible
- Tissue	- Attractive growth profile
- Corrugated Packaging	• Sophisticated production and design facilities
	• Established relationships with global blue-chip customers

Key Markets


Hi
Growth Rate
Integrated Producers
Lo
Specialty Converters
Technology/Multimedia
Pharma/Healthcare
Beverages
Wet Food
Confectionery
Specialty Chemicals
Fine Spirits
Auto
Dry Food
Tobacco
Soap and Detergent
Lo
Degree of Sophistication/Differentiation
Hi

Valu-added Defensive Markets

Sales by Sector



Specialty Chemical 5%
Land 2%
Other 4%
Pharma-Healthcare 28%
Food & Household 20%
Cosmetics 5%
Multimedia-Technology 3%
Confectionery 10%
Tobacco 14%
Spirits 9%

Sales by Geography



Belgium 5%
Other 6%
Ireland 6%
United Kingdom 59%
Germany 9%
United States 6%
France 9%

2001 Revenues $790 M

Paperboard Packaging


ALL GOLD
Strepsils
NUROFEN
COLD & FLU
Melolin
GRANT'S
RARE

Chesapeake

Paperboard Packaging

- European market leader
- Products: folding cartons, leaflets, labels, rigid set-up boxes, vacuum-formed packaging, transparent packaging
- Primary markets:

  - **Pharmaceuticals & Healthcare**
  - **Premium Branded Products: fine spirits, premium confectionery, cosmetics, fragrances**
  - **Tobacco Products**
  - **Food and Household**
  - **Multimedia and Technology**

- Sophisticated design and manufacturing facilities

Market Presence

- Broad geographic manufacturing network
  - **42 plants in 7 countries**
- Strategically located supply base with preferred supplier positions
- Pan-European services in many end-markets
  - **Reduced delivery times**
  - **Flexibility in order size and geography**


Europe

New Entrant – November 2001

Chesapeake

PrintWeek

TOP 500 2001

Rank 2001	Rank 2000	Company Name	Sales (£'000) Current	Sales (£'000) Previous	Sales (£'000) Change (%)	Operating Profit Margin (%) Current	Operating Profit Margin (%) Previous	Pre-tax Profit (£'000) Current	Pre-tax Profit (£'000) Previous
1	1	Rexam	2,730,000	2,371,000	15.14	7.51	8.06	60,000	187,000
2	NEW	Chesapeake	545,520	553,080	-1.37	n/a	n/a	48,950	42,450
3	2	De La Rue Holdings	524,800	617,100	-14.96	12.50	5.62	70,600	106,400
4	5	St Ives	498,154	473,207	5.27	11.86	14.06	60,459	68,839
5	3	Polestar Corporation (The)	494,000	508,200	-2.79	10.71	10.21	-2,800	-5,200
6	4	Carnaudmetalbox	471,594	490,364	-3.83	3.65	10.06	29,967	53,567
7	7	Clondalkin Group	369,725	361,330	2.32	n/a	n/a	n/a	29,596
8	NEW	Amcor Europe	349,774	290,936	20.22	n/a	n/a	17,850	19,340
9	17	MY Holdings	290,000	113,892	154.63	5.52	12.80	n/a	14,580
10	18	Smurfit UK	244,169	111,252	119.47	-6.50	-4.91	-21,819	-3,556

Leader in European Paperboard Packaging

Chesapeake

2001 Sales value of carton production - US$ Millions



Chesapeake
Mayr Melnhof
Akerlund & Rausing
Van Genechten
MeadWestvaco
MY Holdings
Amcor
Algroup
Riverwood
Edelman
0
75
150
225
300
375
450
525

Sales per Paperboard Tonnes

Chesapeake: $3,000/Tonnes

Peer Average: $2,200/Tonnes

Source: Company estimates

Paperboard Packaging Competitors

Company	Target Market
Copapharm*	Pharma – Healthcare
Pharmapact*	Pharma – Healthcare
MY Holdings	Premium Branded – Confectionery
Amcor Rentsch	Tobacco
Algroup	Tobacco
Socatrem	Premium Branded – Spirits
Mayr Melnhof	Food & Household, Tobacco, Confectionary

* Alliance

Market Sector Focus

Sector Focus - Pharmaceuticals


28%

- Aging population
- Ongoing shift from bottle to blister pack
- Prescribed to Over-the-Counter (OTC brand positioning)
- European legislation driving information growth

Growth / Added Value Opportunities

Sector Focus - Pharmaceuticals


28%

- Text integrity (information “package”)
- Rigorous process control / segregation / certification
- Broader geographic coverage / integrated supply network
- Customers include: Pharmacia & Upjohn, GlaxoSmithkline, Boots, American Home Products, Becton Dickinson, Merck, 3M, Schering-Plough and AstraZeneca

Barriers to Entry

Chesapeake

Pharmaceuticals – Text Integrity


28%


ADVAIR
DISKUS
250/50
1-800-879-9505

Sector Focus - Premium Branded

Chesapeake

- Brand positioning / differentiation in more discerning global markets
- Consistent image / anti-counterfeiting
- Exceptional print / finishing techniques
- Large scale international launches / re-launches / range-extension
- Customers include: Diageo, Dewar, Pernod Ricard, William Grant, Nestlé, Cadbury's, Mars, Lindt and Thorntons

Growth / Added Value Opportunities

Product Positioning – Fine Spirits


J&B
BAILEYS
CAOL ILA
OBAN
GOLD LABEL
PIMM'S
Swing
Red Label
BLACK LABEL



9%


TAITTINGER
MERCIER
CHANDON
Grand Marnier

Range Extension – Confectionery



Celebrations



10%



ALL GOLD
MILK
ALL GOLD
DARK

Product Information



Project Helix
MINIATURE HEROES
THE FAMOUS GROUSE
FINEST SCOTCH WHISKY
Roses
CHOCOLATES
adidas
SPORTS SHIRT PACK
Red Label
Visibility in a Composite Tube
'First in the World'
FIELD GROUP
PLC
A Chesapeake Company

Sector Focus - Tobacco

Chesapeake



14%

- Long term relationships
- Shift from soft to hard pack
- Advertising restriction leads to point of sale differentiation
- Promotional launches in Eastern Europe / Africa / Far East
- Global print supplier rationalisation
- Customers include BAT, Gallaher and Altadis

Growth / Added Value Opportunities

Service Extension/Product Positioning

Chesapeake


SILK CUT
SILK CUT
SILK CUT


BENSON & HEDGES
INTERNATIONAL
BENSON & HEDGES
Special Filter


555
555
555
INTERNATIONAL

Sector Focus - Multimedia and Technology


3%

- Worldwide market for computer and wireless equipment "kitting" and packaged software projected to grow 5 - 8%
- Brand awareness & retail presence more important
- Need for innovative product protection
- Demand for global sourcing

Multimedia-Technology


The Linux Standard
Ethernet PCI Adapter
IBM
Verbatim
DataLife
2HD

- Epson
- IBM
- Iomega
- Lexmark
- Verbatim


LEXMARK
LEXMARK
3200
Color Jetprinter
GETTING STARTED
PRISE EN MAIN
BUSINESS REPLY MAIL
LEXMARK
3200 Color Jetprinter

Plastic Packaging




Yoplait
everybody
15
RASPBERRY & PASSION FRUIT
PROBIOTIC YOGURT DRINK
New
17 NOV.
ORANGE
PROBIOTIC YOGURT DRINK


Insecticide
Lannate 20 L
MARLINE
CARBURANT SPECIAL MOTEUR
QUELYD

Chesapeake

Plastic Packaging

- Products: PET, HDPE plastic bottles, containers and closures
- Primary markets: specialty chemicals, beverages, pharma/healthcare
- 2001 revenues: $98 million
- Principal customers include: Syngenta, Dow, BASF, DuPont, Abbot, Procter & Gamble, Coca-Cola, Pepsi and soft drink bottlers
- 8 facilities in Europe, Africa and Asia


Europe
South Africa
China

Plastic Packaging Competitors

Company	Target Market
Schmalbach Lubeca	Soft Drinks
Crown Cork & Seal	Soft Drinks
Nampak	Soft Drinks & Specialty Chemicals
Graham Packaging	Specialty Chemicals
RPC	Specialty Chemicals
Grief/Van Leer	Specialty Chemicals
Algroup Wheaton	Specialty Chemicals
M&H Plastics	Pharmaceutical
Jaycare	Pharmaceutical

Land Assets

Chesapeake

Valuable Land Assets

- Chesapeake's land portfolio consists of approximately 20,000 acres
- Well-situated in Eastern Virginia
  - **Washington, D.C. to Richmond to Williamsburg to Norfolk, VA**
- Sold to developers and individual buyers for commercial and residential use
- Strategy
  - **Maximize the value of remaining land**
  - **Sell over a 2-3 year time horizon**
  - **$10-$15 million cash flow per year**
- Estimated market value of $25 – $50 million

Financial Overview

Chesapeake

Overview 2001

- Completed sale of discontinued operations
- Right sized corporate overhead
- Pursued cost reduction opportunities by further consolidation of European manufacturing facilities
- Improved financial structure and liquidity
- Achieved targeted financial goals

Pro Forma Historical Financial Data

Chesapeake

Continuing Operations

(Dollars in Millions)

	FY ENDED			
	1998	1999	2000	2001
Sales	$ 770	$ 809	$ 801	$ 790
% Growth Constant Currency	-	7.6%	9.0%	3.3%
EBITDA*	$ 105	$ 123	$ 131	$ 121
% Margin	13.7%	15.2%	16.4%	15.3%
EBIT*	$ 44	$ 55	$ 68	$ 61
% Margin	5.8%	6.8%	8.5%	7.7%

*Before nonrecurring items

Pro Forma Historical Segment Results

Chesapeake

Continuing Operations

(Dollars in Millions)

	2000	2001
Sales		
Paperboard Packaging	$ 678	$ 671
Plastic Packaging	102	98
Land Development	21	21
Total	$ 801	$ 790
EBITDA*		
Paperboard Packaging	$ 113	$ 111
Plastic Packaging	18	13
Land Development	16	15
Corporate	(16)	(18)
Total	$ 131	$ 121
EBITDA Margin*		
Paperboard Packaging	16.7%	16.5%
Plastic Packaging	18.1%	13.2%
Total	16.4%	15.3%

*Before nonrecurring items

EBITDA Margin vs. Peer Companies - 2001

Chesapeake



25%
20%
15%
10%
5%
0%
EBITDA Margin %
Stora Enso
AptarGroup
Bemis
Westvaco
Chesapeake
Mayr Melnholf
International Paper
Average
Sonoco
Graphic Packaging
Jefferson-Smurfit
Rock-Tenn
Caraustar

Source: CSK

Capital Structure

	12/31/00	12/31/01	3/31/02
Net Debt	651	470	448
Deferred Taxes	226	34	34
Shareholders' Equity	349	431	418
Total Capital	1,226	935	900
Net Debt/Capital	53%	50%	50%

Market Environment 2002

- Global economic uncertainty
- Global purchasing initiatives
- Margin pressure continues
- Duty free sales impacted by reduced international travel

Operating Strategy 2002

- Inward focus
- Greater awareness of individual factory asset base
- Reassessment of asset utilization
- Drive for purchasing savings
- Employment cost tailored to sector demand/added value
- Bonus programs linked to ROIC

Key Operational Objectives 2002

- Improve company-wide process efficiency/reduce material movement cost (10 major projects):



- East Kilbride/Edinburgh
- Congleton



- South African Satellites



- Bünde
- Düren
- Bremen relocation



- Van Os



- Nottingham/Bourne
- Tewkesbury/Greenford



- Lexington, NC



- China

Financial Outlook 2002

Revenues	$780 – 820 million
Depreciation	$45 - 50 million
Capex	$55 – 65 million
EBITDA	$125-135 million
Net Income	$1.60 - 1.80/share

First Quarter Results 2002

($ in millions)

	3/31/01	3/31/02
Sales	$198	$182
EBIT	14	12
EBITDA	25	23
CapX	10	10
EPS	.02*	(.02)

In line with expectations.

* $.20 per share after effect of FASB #142

Seasonality of Earnings



40
30
20
10
0
$ Millions
25
23
27
32
37
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
EBITDA 2001
EBITDA 2002

Management Priorities 2002

- Operational excellence
- Realize synergies and cost reduction opportunities by optimizing manufacturing network in Europe
- Continue to reduce overhead
- Position company for future growth

Investing In Chesapeake

April 2002

Chesapeake